Fourth Quarter 2012 Results Conference Call February 13, 2013 MEMC Electronic Materials

Agenda 2  Safe Harbor  Results Review  Segment Performance  SunEdison Pipeline, Backlog & Key 2012 Projects  Cash Flow  Balance Sheet & Liquidity  Appendix  Forward-Looking Statements

Safe Harbor 3 With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its 2011 Form 10-K, and Q1 2012, Q2 2012 and Q3 2012 Form 10-Qs, in addition to the risks and uncertainties described on page 20 of this presentation. These forward-looking statements represent the Company’s judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements. This presentation also includes non-GAAP financial measures. You can find a reconciliation of each of these non-GAAP measures to the most directly comparable GAAP financial measure in our earnings press release filed on Form 8-K today with the SEC and posted in the Investor Relations portion of our web site at www.memc.com.

4Q 2012 Results Review 4 4Q Highlights  Semi volume at higher end of range  Sold 14 MW Totana project  Solar project mix mostly U.S. and Canada  Solar project margin higher Q/Q  Continued focus on opex  Capex focus on Semi  $37 million cash use Key Metrics 4Q 2012 Outlook 4Q 2012 Actual Semiconductor Revenue Q/Q (4%) to (11%) (4.9%) Solar Energy Systems MW Sold (Non-GAAP) 90 - 120 91 Solar Energy Systems Avg. Price ($/Wdc) >$3.50 $3.93 Operating Expenses1 ($M) < $90 $84 Capex ($M)2 < $35 $38 Non-GAAP Interest / Other Expense ($M)3 ~ $25 $40 1OpEx includes Marketing & Administration and Research & Development 2Capex includes $11 million related to the acquisition of TCS plant from Evonik 3OI&E includes $15 million from FX losses and reclassified Totana energy revenue Note: unaudited

Key Metrics FY 2012 Outlook FY 2012 Actual Semiconductor Revenue (10%) to (12%) (10%) Solar Energy Systems MW Sold (Non-GAAP) 382 to 412 383 (430 incl. B/S) Solar Energy Systems Avg. Price ($/Wdc) >$3.50 $3.79 Operating Expenses1 ($M) <$386 $378 Capex ($M)2 <$135 $139 Non-GAAP Interest / Other Expense ($M)3 ~$100 $114 FY 2012 Results Review 5 FY 2012 Highlights  Semi revenue impacted by protracted slowdown but operating leverage improved with restructuring  Raised over $2 billion of solar funding in 2012 at a competitive cost of capital  Solar MW sold up 40%, or up 52% including balance sheet projects  ASP stronger due to regional mix  OpEx declined 14% Y/Y  Restructuring achieved quarterly expected savings of $50 million across segments and corporate  CapEx down 69% Y/Y; Semi focus Note: unaudited 1OpEx includes Marketing & Administration and Research & Development 2Capex includes $11 million related to the acquisition of TCS plant from Evonik (4Q-12) 3 OI&E includes $15 million from FX losses and reclassified Totana energy revenue

4Q 2012 Summary Results 6  Non-GAAP sales reflect softer semiconductor industry and stronger solar project sales  Q4 GAAP sales include $54M due to recognition of previously deferred revenue associated with the 70MW Rovigo project sold in Q4 2010  Lower Non-GAAP gross margin in Semiconductor Materials partially offset by strength in solar project margins Note: unaudited ($ Millions, except per share) Semiconductor Materials Solar Energy Corporate MEMC GAAP Non-GAAP Adjustments (Solar Energy) MEMC Non-GAAP Net Sales 228.5$ 372.2$ -$ 600.7$ 103.6$ 704.3$ Gross Profit 108.2 (15.8) 92.4 Gross Margin% 18.0% 13.1% Operating Expenses 40.4 - 40.4 Operating Income (Loss) 3.1 91.8 (27.1) 67.8 (15.8) 52.0 Operating Margin % 1.4% 24.7% 11.3% 7.4% Other Expense / (Income) 41.1 (1.4) 39.7 Profit / (Loss) Before Tax 26.7 (14.4) 12.3 Income Taxes/(Benefit) 37.0 (46.1) (9.1) Equity in (Loss) Earnings of JVs/Noncontrolling Interest (1.5) - (1.5) Net Income (Loss) (11.8) 31.7 19.9 Diluted Earnings (Loss) per Share (0.05)$ 0.13$ 0.08$

Period Comparisons 7 Revenue  4Q nearly flat with 3Q as higher solar project sales offset lower Semiconductor sales EPS  4Q12 EPS includes $0.05 benefit from a favorable restructuring adjustment  3Q12 EPS includes $0.40 from contract settlements with Conergy & Evonik  4Q11 EPS excludes charge of $6.08 related to 2011 restructuring, impairment & other Note: unaudited 4Q 2012 3Q 2012 4Q 2011 ($ Millions, except per share) Non-GAAP Non-GAAP $ Variance % Variance Non-GAAP $ Variance % Variance Net Sales 704.3$ 708.9$ (4.6)$ -1% 772.1$ (67.8)$ -9% Gross Profit 92.4 113.2 (20.8) -18% 89.2 3.2 4% Gross Margin % 13.1% 16.0% 11.6% Operating Expenses 40.4 28.0 12.4 44% 105.9 (65.5) -62% Operating Income (Loss) 52.0 85.2 (33.2) -39% (16.7) 68.7 411% Operating Margin % 7.4% 12.0% -2.2% Net Income (Loss) 19.9 70.5 (50.6) -72% (48.9) 68.8 141% Diluted Earnings (Loss) per Share 0.08$ 0.30$ (0.22)$ -73% (0.21)$ 0.29$ 138% vs. Prior Quarter vs. Prior Year

Semiconductor Materials 8 Note: unaudited (61.4) Revenue ($ Millions) Operating Profit ($ Millions) Sequential down $12M, or 4.9%  2% lower volume, driven mostly by small diameter  ASP down 3%, driven by 300mm YOY flat  Revenue flat despite 10% ASP decline  Unit volume growth offset by softness in small diameters Sequential down $6M  Lower GM% due to weaker price & volume  2011 restructuring actions largely implemented YOY up $2M  Higher gross margin despite lower ASP  Lower operating expense from restructuring savings 0.8 (12.5) (4.3) 8.7 3.1 -20 0 20 Q4 Q1 Q2 Q3 Q4 2011 2012 227.9 216.0 232.7 240.3 228.5 0 100 200 300 Q4 Q1 Q2 Q3 Q4 2011 2012 Adjusted (restructuring) Top Line Softer, But Cost Structure Positioned Well for Upturn GAAP Adjusted GAAP

Top 5 Suppliers Revenue Market Share Comments MEMC’s 4Q 2012 semi revenue declined only 4.9% Q/Q, vs. >10% decline for group Gained share across all wafer diameters  Small diameter share up in 4Q; pricing flat  300mm wafer share increased Q/Q; pricing weaker Commitment to high quality and customer service  Earned TSMC Supplier Excellence award for 2012  Well positioned with other key market participants. Semiconductor Top 5 Revenue Market Share 9 Source: Company reports, guidance, and internal estimates Market share results shown based on top five suppliers’ (MEMC, Shin-Etsu, SUMCO, Wacker Siltronic, and LG Siltron) revenue converted to US$ using quarterly average FX rates 7.2% 7.8% 10.1% 10.7% 11.0% 10.7% 11.4% 12.4% 0% 2% 4% 6% 8% 10% 12% 14% 2008 2009 2010 2011 1Q-12 2Q-12 3Q-12 4Q-12

5.7 (14.7) 61.5 6.8 64.4 (21.3) 77.5 102.1 76.0 -40 0 40 80 120 Q4 Q1 Q2 Q3 Q4 2011 2012 Revenue ($ Millions) Operating Profit ($ Millions) Sequential up $7M, or 2%  $72M higher system sales driven by higher MW and ASP  Lower solar wafer and solar module sales YOY down $68M, or 13%  Lower solar project MW; ASP up slightly  Lower solar wafer sales Sequential up $58M (adjusted)  Higher project gross margin and flat opex  3Q12 included $95M in restructuring & other benefits; 4Q12 included $12M restructuring benefit YOY up $59M (adjusted)  Restructuring actions flowing through to results; higher solar project profits  4Q11 included restructuring charge of $1.1B; 4Q12 included $12M restructuring benefit Solar Energy – Non GAAP 10 544.2 307.8 700.7 468.6 475.8 0 350 700 Q4 Q1 Q2 Q3 Q4 2011 2012(1111.4) Adjusted (restructuring) Non-GAAP Adjusted Non-GAAP Adjusted (net restructuring & Conergy benefit) Adjusted (Inventory) Adjusted (net restructuring) Note: unaudited Improved Cost Structure Benefitting from Earlier Restructuring

Construction & Interconnections Pipeline by Region Pipeline by Size 2.6 GWdc Pipeline  0.3 GW sequential reduction due mostly to expiring land options in emerging markets 91 MWdc recognized for non-GAAP revenue  Includes 28 MW of previously interconnected or POC projects  Sold 14 MW project in Totana, Spain 106 MWdc interconnected in 4Q 2012  Predominantly North American projects SunEdison Pipeline & Installations 11 Note: unaudited US 48% EMEA & LA 21% Emerging Markets 17% Canada 14% 10 ≤ MW <50 33% 1 ≤ MW <10 10% MW≥100 26% MW <1 9% 50 ≤ MW <100 22% 20 30 85 161 149 87 47 106 105 160 330 255 147 104 117 73 55 28 82 109 49 169 74 91 - 100 200 300 400 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2011 2012 Interconnect Construction Sales MWdc

Annual Installations 827 MW Backlog 2.6 GW Pipeline/Backlog  >400MWdc Installed in 2012 o Top 3 systems developer worldwide o Executed in difficult period  Backlog/Pipeline lend visibility to future growth  827MWdc or 32% of Pipeline is Backlog o All backlog projects have signed PPA or FiT o Most expected to be completed by 4Q’14  Distributed Generation (DG) projects are “flow”, and do not stay long on the pipeline/backlog list SunEdison Pipeline, Installations & Backlog 12 Pipeline: A project with a signed or awarded PPA or other energy off-take agreement or has achieved each of the following three items: site control, an identified interconnection point with interconnection cost estimate, and executed energy off-take agreement or the determination that there is a reasonable likelihood that an energy off-take agreement will be signed. Backlog: A project with an executed PPA or other energy off-take agreement, such as a FiT. dc Pipeline 68% Backlog 29% 73MWdc (3%) Under Construction by Region USA 61% Canada 18% dc North America Projects  13 (307MWdc) US utility  450 (196MWdc) US DG  17 (150MWdc) Canada Emerging 16% EMEA 5% 27 103 274 383 11 7 9 47 0 100 200 300 400 500 2009 2010 2011 2012 Balance Sheet Sold MWdc

Major Projects Sold in 2012 13  2012 project sales represented by diverse geographies  Completed over 400 MW in 2012 with 383MW sold  36 MW sold pre-construction in 4Q not included in tables Project MWdc Location PPA / FiT Buyer(s)/Equity Karadzhalovo 60 Bulgaria Sienit Private Equity SPP 2,3,4,5 36 Thailand Provincial Elect.ric Authority EGCO Restinco 25 Italy Sun Energy & Partners Insurance Co. Apex 25 U.S. – NV Nevada Energy Southern Co. TEP Picture Rocks 25 U.S. – AZ TEP Not disclosed Saws 1 & 2 23 U.S. – TX CPS Citi Saddle Mountain 17 U.S. – AZ APS PNC Las Cruces 14 U.S. - NM El Paso Electric PNC Totana 14 Spain Iberdrola Private Equity Sandhurst 11 Canada Ontario Power Authority Firelight Infra. LP Rutley 11 Canada Ontario Power Auth. Firelight Infra. LP Others 122 Total 383 MWdc Apex (Nevada, USA) Restinco (Puglia, Italy) Project Type 2012 MWdc Direct Sale 317 Sale-Leaseback 66 Balance Sheet 47 Total 430 Note: unaudited

4Q12 Cash Walk 14 Note: unaudited 28 4Q Ending Cash 573 Unusual Cash Events (26) Construction Revolver (39) Operating/Financing 3Q Ending Cash 610 Evonik (20) (4) Samsung JV (6 Sa s J  $39 million less drawn on non-recourse construction revolver at quarter end due to project timing  Excluding non-operating cash events and construction revolver pay-down, cash generated from operations and financing activities was $28 million

Balance Sheet and Liquidity 15 666 1,460 805 573 1,563 ($ Millions) Assets Liabilities/ Equity Cash Non-recourse debt LT debt Equity Solar energy systems (PP&E)  $851 million in liquidity o $573 million cash/cash equivalents o $278 million unused corporate revolver  Over $2 billion solar project funding raised in 2012  Non-recourse debt excluded from leverage calculations in covenants  Non-recourse debt (including lease obligations) supported by Solar Energy systems  No significant debt maturities until 2017 Note: unaudited

MEMC Capital Markets Day 2013 16 Location: SunEdison HQ in Belmont, CA Date: Wednesday, March 13, 2013

Appendix

FY 2012 Summary Results 18 Note: unaudited ($ Millions, except per share) Semiconductor Materials Solar Energy Corporate MEMC GAAP Non-GAAP Adjustments (Solar Energy) MEMC Non-GAAP Net Sales 917.5$ 1,612.4$ -$ 2,529.9$ 340.5$ 2,870.4$ Gross Profit 335.6 56.1 391.7 Gross Margin% 13.3% 13.6% Operating Expenses 278.4 - 278.4 Operating Income (Loss) (5.0) 162.2 (100.0) 57.2 56.1 113.3 Operating Margin % -0.5% 10.1% 2.3% 3.9% Other Expense / (Income) 138.7 (24.4) 114.3 Profit / (Loss) Before Tax (81.5) 80.3 (1.2) Income Taxes/(Benefit) 64.9 (111.5) (46.6) Equity in (Loss) Earnings of JVs/Noncontrolling Interest (4.2) - (4.2) Net Income (Loss) (150.6) 192.0 41.4 Diluted Earnings (Loss) per Share (0.66)$ 0.83$ 0.17$

FY12 / FY11 Period Comparisons 19 *2011 metrics are un-adjusted Note: unaudited *2011 metrics are un-adjusted 2012 2011 ($ Millions, except per share) Non-GAAP Non-GAAP $ Variance % Variance Net Sales 2,870.4$ 3,243.3$ (372.9)$ -11% Gross Profit 391.7 463.3 (71.6) -15% Gross Margin % 13.6% 14.3% Operating Expenses 278.4 1,595.4 (1,317.0) -83% Operating Income (Loss) 113.3 (1,132.1) 1,245.4 110% Operating Margin % 3.9% -34.9% Net Income (Loss) 41.4 (1,412.7) 1,454.1 103% Diluted Earnings (Loss) per Share 0.17$ (6.14)$ 6.3$ 103% vs. Prior Year

Forward-Looking Statements 20 Certain matters discussed in this presentation and on the conference call are forward-looking statements, including that we expect most of our backlog to be completed by the fourth quarter of 2014. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; the availability of attractive project finance and other capital for SunEdison projects; market demand for our products and services; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the ability to effectuate and realize the savings from the restructuring plan; our ability to maintain adequate liquidity and compliance with our debt covenants; the need to impair long lived assets or other intangible assets due to changes in the carrying value or realizability of such assets; the effect of any antidumping or countervailing duties imposed on photovoltaic cells and/or modules in connection with any trade complaints in the United States, Europe or elsewhere; the result of any Chinese government investigations of unfair trade practices in connection with polysilicon exported from the United States or South Korea into China; changes to accounting interpretations or accounting rules; existing or new regulations and policies governing the electric utility industry; our ability to convert SunEdison pipeline into completed projects in accordance with our current expectations; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity; the terms of any potential future amendments to or terminations of our long- term agreements with our solar wafer customers or any of our suppliers; general economic conditions, including interest rates; the ability of our customers to pay their debts as they become due; changes in the composition of worldwide taxable income and applicable tax laws and regulations, including our ability to utilize any net operating losses; failure of third-party subcontractors to construct and install our solar energy systems; quarterly fluctuations in our SunEdison business; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; actions by competitors, customers and suppliers; changes in the retail industry; damage to our brand; acquisitions of pipeline in our Solar Energy segment; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in technology; changes in currency exchange rates and other risks described in the company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the company’s judgment as of the date of this press release. The company disclaims, however, any intent or obligation to update these forward-looking statements.